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                                                                  Exhibit 10.26

                              PRIMARK CORPORATION

                            SECRETARY'S CERTIFICATE

        I, Michael R. Kargula, Secretary of Primark Corporation, a Michigan corporation, DO HEREBY CERTIFY that following is a true copy of certain resolutions adopted by the Board of Directors at regular meetings of such Board held on July 25, 1995:

              WHEREAS, the Corporation maintains the Primark Corporation 1992 Employee Stock Purchase Plan ("Plan"); and

              WHEREAS, Article 13 of the Plan authorizes the Board of Directors of the Corporation to amend the Plan from time to time; and

              WHEREAS, the Corporation has determined it is desirable to amend the Plan and related prospectus with respect to certain matters.

              NOW, THEREFORE BE IT RESOLVED, that effective as of August 1, 1995 the 1992 Employee Stock Purchase Plan ("Plan") and related prospectus is hereby amended to read substantially as presented to the Board of Directors at this meeting; and

              FURTHER RESOLVED, that the Corporation is hereby authorized to repurchase, prior to the expiration of the two-year holding period, shares of common stock of the Corporation which are purchased after August 1, 1995 by participants under the Plan as long as such participants are able to demonstrate a hardship.

              FURTHER RESOLVED, that the Corporation be, and it hereby is, authorized to take any and all action deemed necessary or appropriate by any officer of the Corporation to facilitate and accomplish the amendments contemplated by the foregoing resolutions; and

              FURTHER RESOLVED, that Disclosure Incorporated and I/B/E/S International, Inc. and their respective subsidiaries are hereby authorized to participate in the Corporation's 1992 Employee Stock Purchase Plan; and

              FURTHER RESOLVED, that all previous action taken by the Corporation in connection with the foregoing resolutions be, and they hereby are, ratified and approved in all respects.



I have hereunto set my hand this 4th day of October 1995.




                                                 MICHAEL R. KARGULA
                                                 -----------------------------
                                                 Secretary